UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2021

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.10 par value per share	BBY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 16, 2021, Best Buy Co., Inc. (the “registrant”) held its Regular Meeting of Shareholders (the “Meeting”). At the close of business on April 19, 2021, the record date for the determination of shareholders to vote at the Meeting, there were 250,398,562 shares of common stock of the registrant issued and outstanding. The holders of 224,571,324 shares of common stock were represented either in person or by proxy at the Meeting, which constituted a quorum.

The final results of the votes of the shareholders of the registrant are set forth below:

1.Election of Directors. The following individuals were elected as directors for a term of one year, based upon the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Vote
Corie S. Barry	208,449,992	431,004	199,094	15,491,234
Lisa M. Caputo	205,046,333	3,787,310	246,447	15,491,234
J. Patrick Doyle	208,016,418	689,826	373,846	15,491,234
David W. Kenny	206,995,924	1,826,293	257,873	15,491,234
Mario J. Marte	208,353,441	462,504	264,145	15,491,234
Karen A. McLoughlin	208,147,984	677,081	255,025	15,491,234
Thomas L. Millner	207,374,260	1,444,323	261,507	15,491,234
Claudia F. Munce	205,718,028	3,108,611	253,451	15,491,234
Richelle P. Parham	207,747,338	1,072,169	260,583	15,491,234
Steven E. Rendle	208,221,071	596,287	262,732	15,491,234
Eugene A. Woods	208,461,557	359,335	259,198	15,491,234

2.Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the registrant’s independent registered public accounting firm for the fiscal year ending January 29, 2022, was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Vote
221,641,502	2,706,212	223,610	—

3.Advisory Vote on Executive Compensation. The proposal relating to the non-binding advisory vote to approve the executive compensation of the registrant was approved by shareholders based upon the following votes:

For	Against	Abstain	Broker Non-Vote
196,645,279	12,152,363	282,448	15,491,234

4.Vote on a Shareholder Proposal. The shareholder proposal entitled “Right to Act by Written Consent” was rejected by shareholders based upon the following votes:

For	Against	Abstain	Broker Non-Vote
54,458,618	153,781,927	839,545	15,491,234

For additional information regarding the registrant, see the registrant's Annual Report on Form 10-K for the fiscal year ended January 30, 2021, and Proxy Statement dated May 5, 2021. Best Buy's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: June 22, 2021	By:	/s/ TODD G. HARTMAN
Todd G. Hartman
Executive Vice President, General Counsel, Chief Risk Officer and Secretary

3